AMENDMENT TO EQUITY PLEDGE AGREEMENT

THIS AMENDMENT TO EQUITY PLEDGE AGREEMENT (this “Amendment”) is entered into as of June 30, 2011; by and among General Red Company, Ltd., a company incorporated under the laws of the British Virgin Islands (“Pledgee”), Xingguo General Red Navel Orange Preservation Company, Ltd., a limited liability company organized under the laws of the People’s Republic of China (“PRC”) (“Xingguo”) and the majority shareholder of Xingguo (“Pledgor”), and Sheng Da Holdings Limited, a company incorporated under the laws of British Virgin Islands (“Sheng Da BVI”, and with Pledgee, Xingguo and Pledgor collectively referred to as the “Parties”).

WHEREAS, Pledgee, Xingguo and Shareholder are parties to that certain Consulting Services Agreement date November 17, 2008 (the “Consulting Agreement”), and in connection therewith, Pledgors have entered into certain Equity Pledge Agreement dated as of November 17, 2008 (the “Equity Pledge Agreement”) as security for the performance by Xingguo of its obligations under the Agreement;

WHEREAS, Pledgee, Xingguo, Shareholder and Sheng Da BVI have entered into an agreement dated as of even date herewith, whereby Pledgee has assigned the Consulting Agreement and transferred all of its ‘rights and obligations under Consulting Agreement to Sheng Da BVI;

WHEREAS, Section 9 of the Equity Pledge Agreement provides that in the event that Pledgee assigns all of its rights and obligations under the Agreement, the assignee shall enjoy and undertake the same rights and obligations of Pledgee under the Equity Pledge Agreement as if the assignee is a party to the Equity Pledge Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the parties hereto agree as follows:

A.                TRANSFER OF THE EQUITY PLEDGE AGREEMENT; AMENDMENT.

(1)               The Parties hereby agree that the Equity Pledge Agreement is amended to replace and substitute General Red Company, Ltd. (referred to in the Equity Pledge Agreement as the “Pledgee”) with Sheng Da BVI.

(2)               The Pledgor hereby agree that Pledgee shall be deemed to have satisfied the written notice provision of Subsection 9.3 of the Equity Pledge Agreement to effectuate Pledgee’s transfer of the Equity Pledge Agreement and assignment of all of its rights and obligations thereunder to Sheng Da BVI.

(3)               The Pledgor and Pledgee hereby agree that this Amendment shall constitute the new pledge contract as required under Subsection 9.4 of the Equity Pledge Agreement.

(4)               Except as expressly set forth herein, this Amendment shall not be deemed to be a

(5)               waiver, amendment or modification of any provisions of the Equity Pledge Agreement, or of any right, power, privilege or remedy provided therein, or constitute a waiver, amendment or modification of any provision of the Equity Pledge Agreement (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.

B.                 CONFLICTS. Except as expressly set forth in this Amendment, the terms and provisions of the Agreement shall continue unmodified and in full force and effect. In the event of any conflict between this Amendment and the Agreement, this Amendment shall control.

C.                 COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their legal representatives and duly authorized representatives on their behalf as of the date first set forth above.

Pledgee:

General Red Company Ltd

By: /s/ Xingping Hou

Name: HOU, Xingping

Title: Director

Sheng Da BVI:

Sheng Da Holdings Limited

By: /s/ Xingping Hou

Name: HOU, Xingping

Title: Director

Xingguo:

Xingguo General Red Navel Orange Preservation Company7, Ltd.

By: /s/ Xingping Hou

Name: HOU, Xingping

Title: Executive Director

Pledgor:

Xingguo General Fruits Development, Ltd.

By: /s/ Xingping Hou

Name: HOU, Xingping

Title: Executive Director

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